EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the Quarterly Report of W. S. INDUSTRIES, INC. (the "COMPANY") on Form 10-Q for the period ending November 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, James F. Dempsey, President and Chief Executive Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  January  16, 2009

                                               By: /s/ JAMES F. DEMPSEY
                                                   _____________________________
                                                       James F. Dempsey
                                                       Chief Executive Officer